Effective June 28, 2012, the footnote (#) directly beneath the first table in the sub-section entitled “Fees and Expenses” under the main heading “Summary of Key Information” is restated in its entirety as follows:

#
On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

Effective November 1, 2012, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments and equity securities.

Debt instruments include corporate bonds, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.

MFS may invest up to 100% of the fund’s assets directly or indirectly in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in foreign securities, including emerging market securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Effective November 1, 2012, the sub-section entitled “Principal Investment Strategies” beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments and equity securities.

MFS may invest up to 100% of the fund’s assets directly or indirectly in lower quality debt instruments.

MFS may invest the fund’s assets in foreign securities, including emerging market securities.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

Effective immediately, the following is added beneath the sub-heading entitled "Lower Quality Debt Instruments" in the sub-section entitled "Principal Investment Types" beneath the main heading "Investment Objective, Strategies, and Risks":

MFS Pooled Portfolios:  MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. MFS Pooled Portfolios are designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. For example, the fund may invest in an MFS Pooled Portfolio that invests in high income debt instruments rather than invest in high income debt instruments directly.

As of December 17, 2012, any reference made to 500 Boylston Street, Boston, MA 02116 is restated as the following: 111 Huntington Avenue, Boston, MA 02199.

Effective immediately, the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Manager" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com):

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MFS High Yield Opportunities Fund

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. Top 10 holdings and full holdings are aggregated holdings including fund holdings and the holdings of any MFS fund in which the fund invests.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Effective February 1, 2013, the second paragraph and subsequent bullets in the sub-section directly beneath the main heading "Description of Share Classes" are restated as follows:

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts;

•	investors who purchase shares through asset-based fee programs available through financial intermediaries;

•
employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law; and

•
trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Effective June 28, 2012, the first paragraph after the footnote (*) under the sub-heading "Class A Shares" in the sub-section entitled “Sales Charges and Waivers or Reductions” under the main heading “Description of Share Classes” is restated in its entirety as follows:

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

Effective June 28, 2012, the last two paragraphs of the sub-section entitled “How to Redeem Shares” under the main heading “How To Purchase, Redeem, and Exchange Shares” are restated in their entirety as follows:

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.

Effective immediately, the second paragraph in the sub-section entitled "Valuation" beneath the main heading "Other Information" is restated as follows:

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments are valued at amortized cost.

Effective immediately, the following is added directly before the last paragraph in the sub-section entitled "Tax Considerations" beneath the main heading "Other Information":

Investing in other funds could affect the amount, timing, and character of distributions from the fund, and, therefore, may increase the amount of taxes payable by shareholders.

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